UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2021

TINGO, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205835	83-0549737
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	dentification No.)

43 West 23rd Street New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 847-0144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2021, Tingo, Inc., a Nevada corporation (the “Company”) announced the appointment of John Brown and Christophe Francois Charlier as directors of the Company, both of whom will also co-chair the Board of Directors (“Board”). Also on September 15, 2021, the Board appointed Christopher Cleverly as President of the Company and Kenneth Denos as Executive Vice President, General Counsel, and Secretary of the Company.

As a result of the appointment of Messrs. Brown and Francois Charlier to the Board, the Board presently consists of the following 13 members:

John Brown – Co-Chair

Christophe Francois Charlier – Co-Chair

Adewale Adebayo

Christopher Cleverly

Gurjinder Johal

Leslie Kasumba

Alex Lightman

Zoli Macanda-Simbodyal

Dozy Mmobuosi

Anthony Moore

Onyekachi Onubogu

Dakshesh Patel

Derek Randall

As a result of the appointment of Messrs. Cleverly and Denos as executive officers of the Company, the list of executive officers of the Company presently consists of the following 5 individuals:

Dozy Mmobuosi – Chief Executive Officer (principal executive officer)

Christopher Cleverly – President

Dakshesh Patel – Chief Financial Officer (principal financial and accounting officer)

Kenneth Denos – Executive Vice President, General Counsel, and Secretary

Rory Bowen – Chief of Staff

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The summary biographical backgrounds of the newly-appointed directors and executive officers of the Company are as follows:

John Brown, age 63, is the independent co-Chairman of the Company. Since 2016, John has also been the Managing Partner of Sands Point Consulting, an advisor to entrepreneurs, founders, and senior corporate leaders to develop new business strategies for a rapidly changing market. From 2009-2016, he was the Group Managing Director and a member of the WMA Executive Committee for UBS Wealth Management Americas, successfully executing a five-year cross-divisional business strategy to return UBS WMA to sustainable profitability. This strategy resulted in world-class investment products and investment capabilities for UBS that added to the growth of more than $1 trillion in invested assets, $8 billion in revenues, $1 billion in pre-tax profits with 17,000 FTE. From 1995-2000, John was the Managing Director and Global Head of Convertible Securities Trading at UBS, and from 1980-1995 and again from 200-2009 he was a Managing Director for Merrill Lynch & Co., holding senior executive leadership positions at Merrill Lynch, most notably COO, Operations, Technology & Corp. Services Group. At Merrill Lynch, John managed a $1 billion annual operating budget. He also served as the Head of US Equity Financing & CEO, Merrill Lynch Professional Clearing Corp in its Prime Broker Division. He oversaw the exponential growth in hedge fund and professional trading client base assets from $3 billion to $275 billion and responsible for generating on average an annual pretax profit of $200 million.

Christophe Francois Charlier, age 49, serves as the co-Chairman of the Company. He is an international financier with significant experience in the financial services industry, including most recently as Chairman of the Board of Renaissance Capital, the leading emerging and frontier market investment bank, from 2017 to 2020. In this capacity, he was responsible for the bank’s strategic development and key client relations internationally, particularly in Africa and emerging Asia. Mr Charlier currently serves as an independent director of La Française de l’Energie, France’s only carbon-negative energy producer, Oxus Acquisition Corporation, a Nasdaq-listed SPAC focused on energy transition industries in emerging markets, and Renaissance Insurance, one of Russia’s leading insurance companies. He is also Chairman of Pure Grass Films, a London-based producer of film and TV series. Mr Charlier previously served as Deputy CEO of Onexim Group, a private investment fund founded by Mikhail Prokhorov from 2008 to 2014, where he represented Onexim on the boards of directors of its main portfolio companies. He has served in executive positions and on the boards of directors of some of Russia's largest mining companies, RusAl, Polyus Gold and Norilsk Nickel, and other companies in the utilities, financial services and the sports and entertainment industries, including as Chairman of the NBA’s Brooklyn Nets. Prior to that Mr Charlier had worked as an investment banker at Renaissance Capital and JP Morgan, where he started his career in the M&A Group in NY in 1995. Mr Charlier graduated cum laude with dual degrees in Finance from the Wharton School and International Relations from the College of Arts & Sciences of the University of Pennsylvania in 1994. He is the proud father of six children.

Dr. Christopher Cleverly, age 54, serves as the Company’s President and as a member of the Board of Directors. After completing a law degree at Kings College London LLB, Chris was called to the Bar in 1990, following which he established Trafalgar Chambers on Fleet Street, becoming "the youngest head of barristers’ chambers in the last century" according to the Sunday Times. During this period Mr Cleverly was a regular presenter on Channel 4 and contributor to the other main channels, radio and newspapers. Since then, he has been board member of a number of companies in UK, India, China and Africa both listed on regulated exchanges and private in a number of sectors. As CEO of Made In Africa Foundation, Mr.Cleverly was co-architect and founder of the $1.5 billion Africa50 fund with the African Development Bank which has been lead investor in a number of large scale renewable energy projects. Chris has advised a number of UK plcs on their entrance into African markets, including negotiation of oil blocks, mineral concessions and banking licenses. He also advises the UK Government on development issues and African governments on investment issues. He was awarded an Honorary Doctorate from Reading University in 2014 and has recently completed a course in Circular Economy and Sustainability Strategies at the University of Cambridge Judge Business School. His portrait is held by the National Portrait Gallery in London.

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Kenneth Denos, age 53, serves as the Company’s Executive Vice President, General Counsel, and Secretary. Mr. Denos is also an officer and director of Equus Total Return, Inc. (NYSE: EQS), a closed-end fund traded on the New York Stock Exchange, serving as its President and CEO from 2007-09. He is also a founder and principal of Outsize Capital Ltd., an international corporate finance advisory firm based in London, and presently serves as a director of Virtual Medical International, Inc., a health and wellness company. Previously, Mr. Denos was the CEO of MCC Global NV, a Frankfurt stock exchange listed investment advisory firm based in London, and also served as a director and executive officer of two London Stock Exchange listed firms, Healthcare Enterprise Group plc and Tersus Energy plc. Mr. Denos has worked in the private equity and advisory industry for virtually his entire career, having served as a principal and/or advisor to private and public companies and funds in the Middle East, Europe, Africa, and North America. He holds a Bachelor of Science degree in Business Finance and Political Science from the University of Utah. He also holds a Master of Business Administration and a Juris Doctor from the University of Utah.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also on September 15, 2021, the Board adopted and approved Amended and Restated Bylaws of the Company. A copy of the Amended and Restated Bylaws are attached to this Current Report as Exhibit 3(ii).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3(ii)	Amended and Restated Bylaws of Tingo, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tingo, Inc.

Date: September 16, 2021	By:	/s/ Kenneth Denos
		Name:	Kenneth Denos
		Title:	Secretary

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